Bridgeway Funds, Inc.

Large-Cap Growth Fund (BRLGX)

Supplement dated August 31, 2015 to the Prospectus dated October 31, 2014 and to the Statement of Additional Information (“SAI”)

dated October 31, 2014, as supplemented May 29, 2015

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (the “Company”) held on August 27, 2015, the Board approved the reorganization (the “Reorganization”) of the Large-Cap Growth Fund (the “Bridgeway Fund”) into the American Beacon Bridgeway Large Cap Growth Fund (the “New Fund”), a newly created series of American Beacon Funds (the “Trust”). The Board determined that the Reorganization is in the best interests of the Bridgeway Fund and its shareholders. The Board also approved a form of Agreement and Plan of Reorganization and Termination (the “Plan”) between the Company, on behalf of the Bridgeway Fund, and the Trust, on behalf of the New Fund, under which the Reorganization will take effect. The Plan provides for the Bridgeway Fund to transfer of all of its assets to the New Fund in exchange for Institutional Class shares of the New Fund, which would be distributed pro rata by the Bridgeway Fund to the holders of its shares in complete liquidation of the Bridgeway Fund, and the assumption by the New Fund of all the liabilities of the Bridgeway Fund. The Plan is subject to shareholder approval as described below.

The effect of the Reorganization is that the Bridgeway Fund’s shareholders will become shareholders of the New Fund. Bridgeway Fund shareholders will receive shares of the New Fund equal in number and value to their shares of the Bridgeway Fund on the closing date of the Reorganization. The Reorganization is expected to be tax-free to the Bridgeway Fund and its shareholders.

The New Fund is designed to be substantially identical from an investment perspective to the Bridgeway Fund. American Beacon Advisors, Inc. will serve as the New Fund’s investment manager and Bridgeway Capital Management, Inc. (“Bridgeway”), the Bridgeway Fund’s investment adviser, will serve as the New Fund’s investment sub-adviser. After the Reorganization, the New Fund will be managed by the same investment management team that is currently responsible for the day-to-day portfolio management of the Bridgeway Fund.

The Plan requires the approval of the shareholders of the Bridgeway Fund. A special shareholder meeting is being called for that purpose and shareholders of the Bridgeway Fund will receive proxy solicitation materials providing them with information about the New Fund (including, among other things, its investment objective, strategies, policies, risks, fees and expenses, and management), the terms of the Plan, and the factors the Board considered in deciding to approve the Plan. If Bridgeway Fund’s shareholders approve the Plan, the Reorganization is expected to take effect in the fourth quarter of 2015. Shareholders should be on the lookout for the proxy solicitation materials, which will arrive by mail. Your vote is very important; please review the materials when they arrive and submit your vote by the deadline.

Please retain this supplement for future reference.